UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

Vantiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive
Symmes Township, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 900-5250
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

We are filing the Consolidated Statements of Operations and Comprehensive Loss and Consolidated Statements of Cash Flows of NPC Group, Inc. for the nine months ended September 30, 2010 and 2009 (unaudited) and the years ended December 31, 2009, 2008 and 2007 (audited), and related notes, as Exhibit 99.1 to this report for purposes of incorporation by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

23.1                        Consent of PricewaterhouseCoopers LLP, Independent Auditors, relating to NPC Group, Inc.

99.1                        Consolidated Statements of Operations and Comprehensive Loss and Consolidated Statements of Cash Flows of NPC Group, Inc. for the nine months ended September 30, 2010 and 2009 (unaudited) and the years ended December 31, 2009, 2008 and 2007 (audited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: May 6, 2013	By:	/s/ Mark L. Heimbouch
		Name:	Mark L. Heimbouch
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors, relating to NPC Group, Inc.

99.1

Consolidated Statements of Operations and Comprehensive Loss and Consolidated Statements of Cash Flows of NPC Group, Inc. for the nine months ended September 30, 2010 and 2009 (unaudited) and the years ended December 31, 2009, 2008 and 2007 (audited).